================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-12

                           METRETEK TECHNOLOGIES, INC.
                           ---------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1) Title of each class of securities to which transaction applies: _____________________________

      2) Aggregate number of securities to which transaction applies: _____________________________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): _________________________

      4)    Proposed maximum aggregate value of transaction: ___________________

      5)    Total fee paid: ____________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid: ____________________________________________

      2)    Form, Schedule or Registration Statement No.: ______________________

      3)    Filing Party: ______________________________________________________

      4)    Date Filed: ________________________________________________________

================================================================================

                           METRETEK TECHNOLOGIES, INC.
                              303 EAST 17TH AVENUE
                                    SUITE 660
                             DENVER, COLORADO 80203

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 6, 2005

To the Stockholders of
Metretek Technologies, Inc.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Metretek Technologies, Inc., a Delaware corporation (the "Company"), will be held at The Warwick Hotel, 1776 Grant Street, Denver, Colorado, on Monday, June 6, 2005 at 9:00 a.m., local time, for the following purposes:

      1. To elect two directors, each to serve for a term of three years and until his successor is duly elected and qualified;

      2. To ratify the appointment of Hein & Associates LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005; and

      3. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

      Only holders of record of the Company's Common Stock as of the close of business on April 26, 2005 are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

                                        By Order of the Board of Directors,

                                        Gary J. Zuiderveen
                                        Secretary

Denver, Colorado
May 3, 2005

                             YOUR VOTE IS IMPORTANT

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE REQUESTED TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED, SELF-ADDRESSED STAMPED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING AND SO DESIRE, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                           METRETEK TECHNOLOGIES, INC.
                              303 EAST 17TH AVENUE
                                    SUITE 660
                             DENVER, COLORADO 80203

                                 PROXY STATEMENT
                                     FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 6, 2005

                   GENERAL SOLICITATION AND VOTING INFORMATION

PROXY SOLICITATION

      This Proxy Statement is being furnished to the holders of Common Stock, par value $.01 per share (the "Common Stock"), of Metretek Technologies, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board" or the "Board of Directors") for use at the Annual Meeting of Stockholders of the Company to be held at The Warwick Hotel, 1776 Grant Street, Denver, Colorado, on Monday, June 6, 2005 at 9:00 a.m., local time, and at any adjournments or postponements thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting of Stockholders are being first mailed to stockholders on or about May 3, 2005.

      The solicitation of proxies will initially be made by mail and may thereafter be made in person or by mail, telephone, facsimile, electronic communication or other means of communication by the directors, officers and regular employees of the Company for no additional or special compensation. In addition, brokerage houses, banks, nominees, trustees, custodians and other fiduciaries will be requested by the Company to forward proxy solicitation materials for shares of Common Stock held of record by them to the beneficial owners of such shares, and such fiduciaries will, upon request, be reimbursed by the Company for their reasonable out-of-pocket expenses incurred in connection therewith. The cost of the solicitation of proxies for use at the Annual Meeting will be borne by the Company.

VOTING RIGHTS AND PROCEDURES

      Only holders of record of the Company's Common Stock as of the close of business on April 26, 2005 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, 12,258,782 shares of Common Stock of the Company were issued and outstanding. Each share of Common Stock outstanding on the Record Date entitles the holder thereof to one vote on each matter to be voted upon at the Annual Meeting. The presence, in person or by proxy, at the Annual Meeting of the holders of a majority of the shares of Common Stock outstanding as of the Record Date is necessary to constitute a quorum for the transaction of business at the Annual Meeting.

      The directors will be elected by a plurality of the votes cast by the holders of shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting is required to ratify the appointment of Hein & Associates LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005 (the "Auditors Proposal").

      Abstentions and "broker non-votes" (shares held of record by brokers or nominees for a beneficial owner which are not voted on a particular matter because the broker or nominee has not received voting instructions from the beneficial owner of such shares and the broker or nominee does not have discretionary voting authority with respect to that matter) will be treated as present for purposes of determining the presence of a quorum for the transaction of business at the Annual Meeting. Abstentions on a matter will be treated as present on such matter and, accordingly, (i) will have no effect on the outcome of the election of directors, and (ii) will have the same effect as votes "AGAINST" the Auditors Proposal. Broker non-votes on a matter will not be treated as present on such matter and, accordingly, will have no effect on the outcome of the election of directors or the Auditors Proposal.

      If a proxy card is properly signed and returned to the Company at or prior to the Annual Meeting, unless subsequently properly revoked, the shares represented by that proxy card will be voted at the Annual Meeting in accordance with the instructions specified thereon. If a proxy card is properly signed and returned to the Company at or prior to the Annual Meeting without voting instructions, it will be voted (i) "FOR" the election as directors of the persons named herein as the nominees, and (ii) "FOR" the Auditors Proposal. If any other matters are properly presented at the Annual Meeting or any adjournments or postponements thereof, the persons appointed as proxies in the proxy card will have the discretionary authority to vote or act thereon in accordance with their best judgment.

      A stockholder may revoke a proxy at any time before it is exercised, by delivering to the Secretary of the Company a written notice of revocation, by delivering a properly signed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute the revocation of a proxy.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of April 26, 2005 (except as otherwise noted) by:

      - each person who is known by the Company to beneficially own 5% or more of the outstanding shares of the Company's Common Stock;

      -     each director and nominee for director of the Company;

      - each of the Named Executive Officers (as defined in "Executive Compensation" below); and

      -     all directors and executive officers of the Company as a group.

                                                                                   SHARES OF COMMON STOCK (1)
                                                                                   ---------------------------
NAME OF BENEFICIAL OWNER                                                            NUMBER         PERCENT (2)
------------------------                                                           ---------       -----------
DDJ Capital Management, LLC (3).................................                   2,057,938          15.9
    141 Linden Street, Suite 4
    Wellesley, Massachusetts  02482
Gruber & McBaine Capital Management, LLC (4)....................                   1,172,612           9.5
    50 Osgood Place, Penthouse
    San Francisco, CA  94133
Special Situations Funds (5)....................................                     960,328           7.6
    153 East 53rd Street
    New York, New York  10022
Sidney Hinton (6)...............................................                     744,101           6.0
General Motors Trust Company, as trustee for GMAM
    Investment Funds Trust II (7)...............................                     685,976           5.5
    767 Fifth Avenue
    New York, New York  10153
W. Phillip Marcum (8)...........................................                     498,301           4.0
A. Bradley Gabbard (9)..........................................                     410,285           3.3
Anthony D. Pell (10)............................................                     166,564           1.3
Basil M. Briggs (11)............................................                     137,138           1.1
Kevin P. Collins (12)...........................................                     118,165           0.9
Gary J. Zuiderveen (13).........................................                      47,132           0.4
John Bernard (14)...............................................                      23,768           0.2
Thomas R. Kellogg (15)..........................................                     100,000           0.8

All directors and executive officers
         as a group (8 persons)(16).............................                   2,145,454          16.2

---------------------
(1) For purposes of this table, the "Number" and the "Percent" of shares of Common Stock beneficially owned is determined in accordance with Rule 13d-3 promulgated by the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and such information is not necessarily indicative of beneficial ownership for any other purpose. Under Rule 13d-3, beneficial ownership includes any shares as to which the beneficial owner has sole or shared voting power or investment power and any shares that the beneficial owner has the right to acquire within 60 days of April 26, 2005 through the exercise of any stock option, warrant or other right to acquire shares of Common Stock. In addition, such shares are deemed to be outstanding in calculating the percent beneficially owned by such beneficial owner, but are not deemed to be outstanding in determining the percent beneficially owned by any other beneficial owner. Unless otherwise indicated in these notes, each beneficial owner has sole voting and investment power (or shares such power with his spouse) with respect to the shares shown as beneficially owned, subject to community property laws where applicable.

(2) The percent of class is based upon 12,258,782 shares of Common Stock outstanding as of April 26, 2005.

(3) Information based, in part, on Amendment No. 6 to Schedule 13D filed with the SEC on December 16, 2004, by DDJ Capital Management, LLC ("DDJ"), B III-A Capital Partners, L.P. ("B III-A Capital Partners") and GP III-A, LLC ("GP III-A"), indicating beneficial ownership as of December 9, 2004. Information also based, in part, on Amendment No. 3 to Schedule 13G filed with the SEC on February 16, 2005 by General Motors Trust Company, as trustee for GMAM Investment Funds Trust II ("GMAM") and General Motors Investment Management Corporation ("GMIMCO"), indicating beneficial ownership as of December 31, 2004. GP III-A is the general partner of, and DDJ is the investment manager for, B III-A Capital Partners. DDJ is the investment advisor to the DDJ Canadian High Yield Fund. DDJ is an investment manager for GMAM. Includes 221,497 shares of Common Stock held by B III-A Capital Partners, 664,484 shares of Common Stock held by DDJ Canadian High Yield Fund, and 442,998 shares of Common Stock held by GMAM. Also includes 728,969 shares of Common Stock that may be acquired upon the exercise of currently exercisable warrants, of which warrants to purchase 121,497 shares are owned by B III-A Capital Partners, warrants to purchase 364,484 shares are owned by DDJ Canadian High Yield Fund, and warrants to purchase 242,988 shares are owned by GMAM.

(4) Information based, in part, upon Schedule 13G filed with the SEC on February 14, 2005 by Gruber & McBaine Capital Management, LLC ("GMCM"), Jon D. Gruber, J. Patterson McBaine, Eric B. Swergold, J. Lynn Rose and Lagunitas Partners LP ("Lagunitas"), indicating beneficial ownership as of December 31, 2004. GMCM is the manager of Gruber & McBaine International ("GMI") and the general partner of Lagunitas, an investment limited partnership. Messrs. Gruber and McBaine are the managers, controlling persons and portfolio managers of GMCM and have voting control and investment discretion over the securities held by Lagunitas and GMI. Lagunitas is an investment limited partnership of which GMCM is the general partner. GMCM, Messrs. Gruber, McBaine and Swergold and Ms. Rose constitute a group within the meaning of Rule 13d-5(b). Lagunitas is not a member of any group and disclaims beneficial ownership of the securities with respect to its ownership is reposited. Includes 161,289 shares of Common Stock that may be acquired upon the exercise of currently exercisable warrants, of which warrants to purchase 112,903 shares of Common Stock are held by Lagunitas, warrants to purchase 29,032 shares of Common Stock held by GMI, warrants to purchase 9,671 shares of Common Stock are held by Mr. Gruber, and warrants to purchase 9,671 shares of Common Stock are held by Mr. McBaine.

(5) Information based, in part, upon Amendment No. 3 to Schedule 13G filed with the SEC on February 11, 2005 by Austin W. Marxe and David M. Greenhouse, indicating beneficial ownership as of December 31, 2004. MGP Advisors Limited Partnership ("MGP") is the general partner of the Special Situations Fund III, L.P. AWM Investment Company, Inc. ("AWM") is the general partner of MGP and the general partner of and investment adviser to the Special Situations Cayman Fund, L.P. SST Advisers, L.L.C. ("SSTA") is the general partner of and investment adviser to the Special Situations Technology Fund, L.P. and the Special Situations Technology Fund II, L.P. MG Advisers, L.L.C. ("MG") is the general partner of and investment adviser to the Special Situations Private Equity Fund, L.P. Messrs. Marxe and Greenhouse are the principal owners of MGP, AWM, SSTA and MG. Through their control of MGP, AWM, SSTA and MG, Messers. Marxe and Greenhouse share voting and investment control over the portfolio securities of each of the funds referenced in this note. Includes 198,308 shares of Common Stock held are held by the Special Situations Fund III, 120,522 shares of Common Stock held by the Special Situations Private Equity Fund, 15,365 shares of Common Stock held by the Special Situations Technology Fund, 80,187 shares of Common Stock held by the Special Situations Technology Fund II and 65,782 shares of Common Stock held by the Special Situations Cayman Fund. Also includes 480,164 shares of Common Stock that may be acquired upon the exercise of currently exercisable warrants, of which warrants to purchase 198,308 shares are owned by the Special Situations Fund III, warrants to purchase 120,522 shares are owned by the Special Situations Private Equity Fund, warrants to purchase 15,365 shares are owned by the Special Situations Technology Fund, warrants to purchase 80,187 shares are owned by the Special Situations Technology Fund II and warrants to purchase 65,782 shares are owned by the Special Situations Cayman Fund.

(6) Includes 145,000 shares that may be acquired by Mr. Hinton upon the exercise of currently exercisable stock options. Also include 10,000 restricted shares that are subject to risk of forfeiture prior to vesting.

(7) See note (3) above. These holdings are included in the holdings of DDJ Capital Management, LLC.

(8) Includes 266,667 shares that may be acquired by Mr. Marcum upon the exercise of currently exercisable stock options. Also include 33,333 restricted shares that are subject to risk of forfeiture prior to vesting.

(9) Includes 4,187 shares owned by immediate family members of Mr. Gabbard and 255,833 shares that may be acquired by Mr. Gabbard upon the exercise of currently exercisable stock options. Also include 16,666 restricted shares that are subject to risk of forfeiture prior to vesting.

(10) Includes 2,937 shares held by Mr. Pell's wife. Also includes 113,415 shares that may be acquired by Mr. Pell upon the exercise of currently exercisable stock options.

(11) Includes 9,500 shares owned by Mr. Briggs' wife and 10,000 shares owned by a family trust of which Mr. Briggs is a trustee. Also includes 8,186 shares that may be acquired by Mr. Briggs upon the exercise of currently exercisable stock options.

(12) Includes 115,915 shares that may be acquired by Mr. Collins upon the exercise of currently exercisable stock options.

(13) Includes 37,334 shares that may be acquired by Mr. Zuiderveen upon the exercise of currently exercisable stock options.

(14) Includes 22,875 shares that may be acquired by Mr. Bernard upon the exercise of currently exercisable stock options.

(15) Mr. Kellogg's employment with the Company terminated effective October 6, 2004. Includes 100,000 shares that may be acquired by Mr. Kellogg upon the exercise of currently exercisable stock options.

(16) Includes 965,225 shares that may be acquired upon the exercise of currently exercisable stock options. Also includes 59,999 restricted shares that are subject to risk of forfeiture prior to vesting. See note notes (7) through (14).

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

      The Board of Directors of the Company currently consists of five members divided into three classes, designated Class I, Class II and Class III, with members of each class serving staggered three year terms. Each director serves in office until the expiration of his term and until his successor is duly elected and qualified, or until his earlier death, resignation or removal. In the future, any new members added to the Board of Directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

      All directors are elected by the holders of the Common Stock. The holders of the Company's Series B Preferred Stock, par value $.01 per share ("Series B Preferred Stock"), voting separately as a class, had the right to elect one member to serve on the Company's Board of Directors until the Series B Preferred Stock was redeemed in December 2004. Pursuant to that right of designation, Kevin P. Collins had been serving as a director of the Company. In December 2004, after the Series B Preferred Stock was redeemed, the Board of Directors appointed Mr. Collins to continue to serve on the Board, as a Class II Director.

      The term of the Class II directors expires at the Annual Meeting. Two Class II directors are to be elected at the Annual Meeting, each to serve for a term of three years and until his successor is duly elected and qualified. On the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated A. Bradley Gabbard and Kevin P. Collins to be re-elected as Class II directors. All other directors will continue in office until the expiration of their respective terms, as indicated below, and until their respective successors are duly elected and qualified.

      The Class II directors will be elected by a plurality of the votes cast by the holders of shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. If properly signed and returned to the Company at or prior to the Annual Meeting, the accompanying proxy card will be voted "FOR" the election of the nominees listed below, unless contrary instructions are specified. Although the Board of Directors has no reason to believe that either of the nominees listed below will decline or be unable to serve as a director, should that occur, the persons appointed as proxies in the accompanying proxy card intend to vote, unless the number of nominees or directors is reduced by the Board of Directors, for such other nominee as the Board of Directors may designate, on the recommendation of the Nominating and Corporate Governance Committee.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION AS DIRECTORS OF THE PERSONS LISTED BELOW AS "NOMINEES". PROXY CARDS SIGNED AND TIMELY RETURNED TO THE COMPANY WILL BE SO VOTED, UNLESS CONTRARY INSTRUCTIONS ARE SPECIFIED THEREON.

NOMINEES

      CLASS II - TERM EXPIRES IN 2008

      A. BRADLEY GABBARD, 50, a founder of the Company, has served as an executive officer and director of the Company since its incorporation in April 1991. He has served as the Executive Vice President of the Company since July 1993 and the Chief Financial Officer and Treasurer of the Company since August 1996 and from April 1991 until July 1993. He also serves as the Chief Financial Officer of each of the Company's subsidiaries. Mr. Gabbard also served as the Secretary of the Company from May 2000 until April 2001, and as the Vice President and the Secretary of the Company from April 1991 through July 1993.

      KEVIN P. COLLINS, 54, has served as a director of the Company since March 2000. Mr. Collins has been a Managing Member of The Old Hill Company LLC, which provides corporate financial and advisory services, since 1997. From 1992 to 1997, he served as a principal of JHP Enterprises, Ltd., and from 1985 to 1992 he served as Senior Vice President of DG Investment Bank, Ltd., both of which were engaged in providing corporate finance and advisory services. Mr. Collins also serves as a director of Key Energy Services, Inc., an oilfield service provider; The Penn Traffic Company, a food retailer; London Fog Industries, Inc., an outerwear designer and distributor; Malden Mills Industries, Inc., a synthetic fleece manufacturer; Mail Contractors of America Inc., a trucking company; and Deluxe Pattern, Inc., a designer of automotive components. Mr. Collins is a Chartered Financial Analyst.

CONTINUING DIRECTORS

      CLASS I - TERM EXPIRES IN 2007

      W. PHILLIP MARCUM, 61, a founder of the Company, has served as the Chairman of the Board, President, Chief Executive Officer and a director of the Company since its incorporation in April 1991. He also serves as the Chairman of each of the Company's subsidiaries. Mr. Marcum also serves on the board of directors of Key Energy Services, Inc.

      BASIL M. BRIGGS, 69, has served as a director of the Company since June 1991. He has been an attorney in the Detroit, Michigan area since 1961, practicing law with Cox, Hodgman & Giarmarco, P.C., since January 1997. Mr. Briggs was of counsel with Miro, Weiner & Kramer, P.C., from 1987 through 1996. He was the President of Briggs & Williams, P.C., Attorneys at Law, from its formation in 1977 through 1986. Mr. Briggs was the Secretary of Patrick Petroleum Company ("Patrick Petroleum"), an oil and gas company, from 1984, and a director of Patrick Petroleum from 1970, until Patrick Petroleum was acquired by Goodrich Petroleum Company ("Goodrich Petroleum"), an oil and gas company, in August 1995. From August 1995 until June 2000, he served as a director of Goodrich Petroleum.

      CLASS III - TERM EXPIRES IN 2006

      ANTHONY D. PELL, 66, has served as a director of the Company since June 1994. Mr. Pell is the President, Chief Executive Officer and a co-owner of Pelican Investment Management, an investor advisory firm that he co-founded in November 2001. Mr. Pell is a director of Rochdale Investment Management, Inc. He was the President and a co-owner of Pell, Rudman & Co., an investment advisory firm, from 1981 until 1993, when it was acquired by United Asset Management Company, and he continued to serve as an employee until June 1995. Mr. Pell was a director of Metretek, Incorporated ("Metretek Florida") until it was acquired by the Company in March 1994. Mr. Pell was associated with the law firm of Coudert Brothers from 1966 to 1968 and with the law firm of Cadwalder, Wickersham and Taft from 1968 to 1972, specializing in estate and tax planning. In 1972, Mr. Pell joined Boston Company Financial Strategies, Inc. as a Vice President and was appointed a Senior Vice President in 1975.

                      EXECUTIVE OFFICERS AND KEY EMPLOYEES

      The executive officers and certain other key employees of the Company and its subsidiaries are as follows:

      W. PHILLIP MARCUM, 61, a founder of the Company, has served as the Chairman of the Board, President, Chief Executive Officer and a director of the Company since April 1991. He also serves as the Chairman of each of the Company's subsidiaries.

      A. BRADLEY GABBARD, 50, a founder of the Company, has served as an executive officer and director of the Company since its incorporation in April 1991. He has served as the Executive Vice President of the Company since July 1993 and as the Chief Financial Officer and Treasurer of the Company since August 1996 and from April 1991 until July 1993. He also serves as the Chief Financial Officer of each of the Company's subsidiaries. Mr. Gabbard also served as the Secretary of the Company from May 2000 until April 2001, and as the Vice President and the Secretary of the Company from April 1991 through July 1993.

      GARY J. ZUIDERVEEN, 46, has served as the Vice President of the Company since April 2005 and as the Controller, Principal Accounting Officer and Secretary of the Company since April 2001. He previously served as the Controller of the Company from May 1994 until May 2000 and as the Secretary and Principal Accounting Officer of the Company from August 1996 until May 2000. He also serves in one or more of the capacities of Controller, Principal Accounting Officer or Secretary of the subsidiaries of the Company. From June 1992 until May 1994, Mr. Zuiderveen was the General Accounting Manager at the University Corporation for Atmospheric Research in Boulder, Colorado. From 1983 until June 1992, Mr. Zuiderveen was employed in the Denver, Colorado office of Deloitte & Touche LLP, providing accounting and auditing services to clients primarily in the manufacturing and financial services industries and serving in the firm's national office accounting research department.

      JOHN BERNARD, 50, has served as the President and Chief Executive Officer and a director of Southern Flow Companies, Inc. ("Southern Flow"), a wholly-owned subsidiary of the Company, since December 1, 2004. Mr. Bernard has served in various managerial capacities since joining Southern Flow in 1988, including serving as the Vice President and General Manager of Southern Flow from June 1998 through November 2004.

      SIDNEY HINTON, 42, has served as the President and Chief Executive Officer and a director of PowerSecure, Inc. ("PowerSecure"), a wholly-owned subsidiary of the Company, since its incorporation in September 2000. He also served as the President and Chief Executive Officer of PowerSpring, Inc., a wholly-owned subsidiary of the Company, from May 2000 until January 2001. From February 2000 until May 2000, Mr. Hinton was an Executive-in-Residence with Carousel Capital, a private equity firm. From February 1999 until December 1999, he was the Vice President of Market Planning and Research for Carolina Power & Light (now known as Progress Energy). From August 1997 until December 1998, Mr. Hinton was the President and Chief Executive Officer of IllumElex Lighting Company, a national lighting company. From 1982 until 1997, Mr. Hinton was employed in several positions with Southern Company and Georgia Power Company.

                              CORPORATE GOVERNANCE

      The Company's Board of Directors believes that good corporate governance principles and practices provide an important framework to ensure that the Company is managed for the long-term benefit of its stockholders. The Board of Directors has adopted a set of Corporate Governance Guidelines, which are intended to formalize the corporate governance practices to which the Company adheres through its Board of Directors and committees of the Board. The Board of Directors continually reviews its corporate governance practices in light of changes and developments in laws and regulations, including the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC and relevant stock market listing standards and other requirements, as well as best practices recommended by recognized authorities. The Company's Corporate Governance Guidelines are available at the Company's website at www.metretek.com under "Investor Info -- Corporate Governance."

DIRECTOR INDEPENDENCE

      Under its Corporate Governance Guidelines, the Company has established a policy that a majority of the members of the Board of Directors must be "independent." In order to assist it in making determinations of director independence, the Board of Directors has adopted a formal set of categorical standards (the "Standards of Director Independence"), based upon the meaning of independent directors under applicable law, SEC rules and regulations (including Rule 10A-3 under the Exchange Act) and relevant stock market listing standards. Although the Company's Common Stock is currently traded on the OTC Bulletin Board, the Board of Directors currently utilizes the definition of independent directors set forth in the listing standards of the American Stock Exchange in evaluating the independence of its members.

      Under the Standards of Director Independence, a director of the Company will only be considered independent if the Board of Directors affirmatively determines that the director has no direct or indirect material relationship with the Company, other than in his capacity as a director. In making such determinations, the Board of Directors considers all relevant facts and circumstances. The Standards of Director Independence provide that a director will not be considered independent if he has any of these relationships:

      - Employment. The director is or has been an employee, or has an immediate family member who is or has been an executive officer, of the Company at any time during the past three years.

      - Compensation. The director or an immediate family member of the director has received more than $60,000 in direct compensation from the Company during any 12-month period within the past three years, other than Board and committee fees.

      - Affiliation with the Company's Independent Registered Public Accounting Firm.

            - The director or an immediate family member of the director is a current partner of a firm that is the Company's current independent registered public accounting firm.

            - The director is a current employee of the Company's current independent registered public accounting firm.

            - An immediate family member of the director is a current employee of the Company's current independent registered public accounting firm and participates in that firm's audit, assurance or tax compliance practice (excluding tax planning).

            - The director or an immediate family member of the director was within the past three years, but is no longer, a partner or employee of a firm that is the Company's current independent registered public accounting firm and personally worked on the Company's audit within that time.

      - Interlocking Relationships. The director or an immediate family member of the director is, or has been within the past three years, employed as an executive officer of another company for which any of the Company's present executive officers at the same time serves or served on that company's compensation committee.

      - Business Transactions. The director or an immediate family member of the director is an employee, executive officer, partner (other than a limited partner) or significant equity holder of an organization that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the past three fiscal years, exceeds the greater of $200,000 or 5% of such other organization's consolidated gross revenues for that year (other than those arising solely from investments in the Company's securities or payments under non-discretionary charitable contribution matching programs).

      - Indebtedness. The director is an executive officer, partner, member or significant equity holder of another company that is indebted to the Company, or to which the Company is indebted, and the total amount of indebtedness exceeds 2% of the total consolidated assets of such other company.

      - Charitable Contributions. Within the past three years, the director was an executive officer, trustee or director of a foundation, university or other non-profit or charitable organization receiving grants, endowments or other contributions from the Company that exceeded the greater of $1.0 million or 2% of such charitable organization's consolidated gross revenues in any single fiscal year.

      In addition, in order to be independent under the Standards of Director Independence, a member of the Audit Committee cannot be an affiliated person of the Company or any of its subsidiaries and cannot accept or receive directly or indirectly any consulting, advisory or other compensatory fees from the Company or any of its subsidiaries, other than (i) in his capacity as a member of the Board of Directors or a committee of the Board, and (ii) fixed amounts of compensation under a retirement plan (including deferred compensation) for prior services with the Company (provided that such compensation is not contingent in any way on continued service with the Company).

      Based upon these Standards of Director Independence, the Board of Directors has determined that of its five current members, each of its three non-management members (Basil M. Briggs, Anthony D. Pell and Kevin P. Collins) is independent. Accordingly, a majority of the members of the Board of Directors is independent.

MEETINGS OF THE BOARD OF DIRECTORS

      The Board of Directors meets regularly throughout the year and holds special meetings and acts by unanimous written consent whenever circumstances require. The Board of Directors held a total of 13 meetings during 2004. During 2004, each director attended more than 85% of the total number of meetings of the Board of Directors and of the committees of the Board of Directors on which he served, and the average attendance of all directors at all Board and committee meetings exceeded 95%.

COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors has established a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The membership of each committee and its functions, duties and responsibilities are discussed below. Each of the committees operates under a written charter adopted by, and from time to time amended by, the Board of Directors. These committee charters are available on the Company's website at www.metretek.com under "Investor Info -- Corporate Governance."

      AUDIT COMMITTEE

      The Board of Directors has established an Audit Committee in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are Anthony D. Pell (Chairman), Basil M. Briggs and Kevin P. Collins. The Board of Directors has determined that each member of the Audit Committee is independent under the Board's Standards of Director Independence, under the listing standards of the American Stock Exchange applicable to members of an audit committee and under Rule 10A-3 under the Exchange Act. The Board of Directors has also determined that each member of the Audit Committee is able to read and understand fundamental financial statements and qualifies as an "audit committee financial expert", as that term is defined in Item 401(h) of Regulation S-K under the Exchange Act. The Audit Committee met seven times during 2004.

      The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight and monitoring responsibilities relating to:

      -     the integrity of the Company's financial statements;

      - the Company's auditing, accounting and financial reporting processes generally;

      - the Company's system of internal control over financial reporting and disclosure controls and procedures

      - the independent registered public accounting firm, including its engagement, compensation, qualifications, independence and performance; and

      -     the Company's compliance with legal and regulatory requirements.

      The Audit Committee's duties and responsibilities include:

      - reviewing and discussing with management and the Company's independent registered public accounting firm the annual audited and quarterly unaudited consolidated financial statements of the Company;

      - determining whether to recommend to the Board of Directors that the Company's annual consolidated financial statements be included in the Company's Annual Report on Form 10-K;

      - appointing and, when appropriate, terminating the independent registered public accounting firm;

      - reviewing and pre-approving the nature, scope and fee arrangements of the annual audit and non-audit services of the Company's independent registered public accounting firm;

      - reviewing the independence of the Company's independent registered public accounting firm;

      - reviewing the scope and the results of the annual audit of the Company's consolidated financial statements by the Company's independent registered public accounting firm;

      - reviewing and discussing with management, the Company's internal accountants and the Company's independent registered public accounting firm the Company's accounting and financial reporting practices and procedures and the adequacy and effectiveness of the Company's system of internal controls;

      - preparing the report required by the rules of the SEC to be included in the Company's proxy statement for its annual meeting of stockholders;

      - reviewing any transaction that involves a potential conflict of interest;

      - adopting procedures for the receipt, retention and treatment of employee concerns and complaints regarding accounting, internal controls or auditing matters; and

      - providing other assistance to the Board of Directors, as requested, with respect to the financial, accounting and reporting practices of the Company.

      The Audit Committee performs its functions and responsibilities under a formal written charter adopted by the Board of Directors. A copy of the Audit Committee Charter, as amended and restated by the Board of Directors on March 24, 2005, is attached to this Proxy Statement as Annex A and is available on the Company's website at www.metretek.com under "Investor Info -- Corporate Governance." The Report of the Audit Committee begins on page 26 of this Proxy Statement.

      COMPENSATION COMMITTEE

      The Board of Directors has established a Compensation Committee. The members of the Compensation Committee are Basil M. Briggs (Chairman), Anthony D. Pell and Kevin P. Collins. The Board of Directors has determined that each member of the Compensation Committee is independent under the Board's Standards of Director Independence and under the listing standards of the American Stock Exchange. The Compensation Committee met six times during 2004.

      The primary purposes of the Compensation Committee are to review and approve the compensation of the Company's executive officers and to oversee the Company's compensation plans and policies generally. The Compensation Committee's duties and responsibilities include:

      - reviewing and approving the compensation of executive officers, including the Company's chief executive officer;

      -     approving employment agreements for executive officers;

      -     reviewing and approving the compensation of directors;

      - assisting the Board of Directors in administering and recommending changes to the Company's stock and incentive compensation plans and programs; and

      - preparing an annual report on executive compensation for inclusion in the Company's annual proxy statement.

      The Compensation Committee performs its functions and responsibilities under a formal written charter adopted by the Board of Directors. A copy of the Compensation Committee Charter, as amended and restated by the Board of Directors on April 25, 2005, is available on the Company's website at www.metretek.com under "Investor Info -- Corporate Governance." The Report of the Compensation Committee begins on page 21 of this Proxy Statement.

      NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

      The Board of Directors has established a Nominating and Corporate Governance Committee. The members of the Nominating and Corporate Governance Committee are Kevin P. Collins (Chairman), Basil M. Briggs and Anthony D. Pell. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent under the Board's Standards of Director Independence and under the listing standards of the American Stock Exchange. The Nominating and Corporate Governance Committee met one time during 2004.

      The principal duties of the Nominating and Corporate Governance Committee are:

      - identifying individuals qualified to become members of the Board of Directors;

      - recommending qualified individuals for nomination to the Board of Directors;

      - assessing and advising the Board of Directors with respect to its size, composition, procedures and committees; and

      - reviewing and evaluating the Company's Corporate Governance Guidelines and principles and recommending to the Board of Directors any changes to such procedures that it deems necessary.

      Other specific duties and responsibilities of the Nominating and Corporate Governance Committee include:

      -     developing and applying qualifications for Board membership;

      -     monitoring and recommending to the Board committee functions;

      -     recommending Board committee assignments; and

      - reviewing governance-related stockholder proposals and recommending Board responses.

      The Nominating and Corporate Governance Committee recommended each of the directors currently standing for re-election at the Annual Meeting, which recommendation was unanimously approved by the Board of Directors.

      The Nominating and Corporate Governance Committee performs its functions and responsibilities under a formal written charter adopted by the Board of Directors. A copy of the Nominating and Corporate Governance Committee Charter, as amended and restated by the Board of Directors on April 25, 2005, is available on the Company's website at www.metretek.com under "Investor Info -- Corporate Governance."

EXECUTIVE SESSIONS

      Executive sessions of non-management directors, without any management directors or other members of management being present, are held at least twice a year, and more often if such directors deem appropriate. The sessions are scheduled and chaired by the Chairman of the Nominating and Corporate Governance Committee. Any non-management director can request that additional executive sessions be scheduled.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS OF STOCKHOLDERS

      The Board of Directors expects all directors to attend each annual meeting of stockholders, except where the failure to attend is due to unavoidable or unforeseeable circumstances. All members of the Board of Directors attended the 2004 Annual Meeting of Stockholders.

NOMINATIONS OF DIRECTORS

      IDENTIFYING AND EVALUATING NOMINEES FOR DIRECTOR

      The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. In selecting candidates for nomination at an annual meeting of the Company's stockholders, the Nominating and Corporate Governance Committee begins by determining whether the incumbent directors whose terms expire at that meeting desire and are qualified to continue their service on the Board. The Nominating and Corporate Governance Committee believes that the continuing service of qualified incumbents promotes stability and continuity in the Board room, giving the Company the benefit of the familiarity and insight into the Company's affairs that its directors have accumulated during their tenure, while contributing to the Board's ability to work as a collective body. Accordingly, it is the policy of the Nominating and Corporate Governance Committee, absent special circumstances, to nominate qualified incumbent directors who continue to satisfy the criteria for membership on the Board, and who the Nominating and Corporate Governance Committee believes will continue to make important contributions to the Board and who consent to stand for reelection, to continue their service on the Board.

      If there are Board positions for which the Nominating and Corporate Governance Committee will not be re-nominating a qualified incumbent, the Nominating and Corporate Governance Committee will consider recommendations for director nominees from a wide variety of sources, including Board members, management, business contacts, professional search firms, stockholders and other appropriate sources. In evaluating such recommendations, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board of Directors and to address the criteria for membership set forth below under " -- Qualifications of Nominees for Director". Candidates recommended by the Nominating and Corporate Governance Committee are subject to approval by the Board of Directors. Each nominee for election to the Board of Directors at the Annual Meeting previously served as a director of the Company.

      QUALIFICATIONS OF NOMINEES FOR DIRECTOR

      The Nominating and Corporate Governance Committee is responsible for reviewing with the Board of Directors the requisite skills and characteristics of new Board candidates in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of the Company's stockholders. The Nominating and Corporate Governance Committee has established criteria and qualifications that candidates for membership on the Board of Directors must possess. Except in limited and exceptional circumstances, each candidate to serve on the Board of Directors of the Company should have the following qualifications:

      - A reputation for high personal and professional integrity, strong moral character and adherence to high ethical standards and the values of the Company.

      - The absence of any conflict of interest (whether due to a business or personal relationship) or legal impediment to, or restriction on, the nominee serving as a director, and no other interests that would materially impair his ability to (i) exercise independent judgment, or (ii) otherwise discharge the fiduciary duties owed as a director to the Company and its stockholders.

      - Holds or has held a recognized position of leadership in his community or his field of endeavor, and has demonstrated high levels of achievement in his community or his field.

      - Business acumen and experience, inquisitiveness, strong analytical skills and the ability to exercise sound business judgment and common sense in matters that relate to the current and long-term objectives of the Company.

      - A general level of expertise and experience in the Company's business areas.

      - The ability to read and understand basic financial statements and other financial information pertaining to the Company.

      - A commitment to understanding the Company and its business, industry and strategic objectives.

      - The availability and a commitment to devote adequate time to the Board and its committees and the ability to generally fulfill all responsibilities as a director of the Company, including to regularly attend and participate in meetings of the Board, Board committees and stockholders, in light of the number of other company boards on which the candidate serves and his other personal and professional commitments.

      - The willingness and ability to represent fairly and to act in the interests of all stockholders of the Company rather than the interests of any particular stockholder, special interest group or other constituency.

      - For prospective non-employee directors, independence under SEC and applicable stock exchange rules and regulations.

      - The willingness to accept the nomination to serve as a director of the Company.

      The Nominating and Corporate Governance Committee will also consider the following additional factors in connection with its evaluation of each prospective nominee:

      - Whether the prospective nominee will foster a diversity of skills, experiences and backgrounds on the Board.

      - Whether the prospective nominee possesses the requisite education, training and experience to qualify as "financially literate" or as an "audit committee financial expert" under applicable SEC and stock exchange rules.

      - For incumbent directors standing for re-election, the incumbent director's performance during his term, including the number of meetings attended, the level of participation, and overall contribution to the Company.

      - The composition of the Board and whether the prospective nominee will add to or complement the Board's existing strengths.

      Notwithstanding the foregoing requirements, from time to time the Nominating and Corporate Governance Committee may identify certain other skills or attributes as being particularly desirable to help meet specific Board needs that have arisen.

      NOMINATIONS BY STOCKHOLDERS

      The policy of the Nominating and Corporate Governance Committee is to consider properly submitted written nominations from stockholders for nominees for director. In general, persons properly recommended by stockholders as nominees for director are evaluated on the same basis as candidates recommended by other sources. Any such nominations made by stockholders must be submitted in compliance with the requirements for stockholder nominations set forth in the By-Laws of the Company, which requirements are summarized below under "Stockholder Proposals," and should include the following:

      - The name and address of the stockholder making the nomination and the number of shares of the Company's Common Stock which are owned beneficially and of record by such stockholder;

      - The nominee's name, age, address, number of shares of Common Stock owned beneficially and of record, principal occupation, employment, background, experience, education and qualifications for Board membership; and

      - All other information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Exchange Act (including such person's written consent to be named in the proxy statement as a nominee and to serving as a director if elected).

      Nominations by stockholders for director candidates must be addressed to:

                Metretek Technologies, Inc.
                303 East 17th Avenue, Suite 660
                Denver, Colorado 80203
                Attn: Corporate Secretary

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

      Any stockholder who wishes to communicate directly with the Board of Directors, any committee of the Board or any specific director may do so by directing a written request addressed to such director or directors in care of the Company's Corporate Secretary at the Company's principal executive offices. Communications directed to members of the Board will be forwarded to the intended Board members, unless such communication is deemed unduly hostile, threatening, illegal or otherwise unnecessary or inappropriate to forward, in which case the Corporate Secretary has the authority to discard the communication or to take appropriate action regarding such communication.

CODES OF ETHICS

      The Company has adopted two codes of ethics, each designed to encourage its directors, officers and employees to act with the highest level of integrity. These codes are available on the Company's website at www.metretek.com under "Investor Info -- Corporate Governance."

      The Company has adopted the Metretek Technologies, Inc. Code of Ethics for Principal Executive Officer and Senior Financial Officers, which is a code of ethics that applies to its Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer and other senior finance organization employees. The purpose of this Code of Ethics is to deter wrongdoing and to promote, among other things, honest and ethical conduct and to ensure to the greatest possible extent that the business of the Company is conducted in a consistently legal and ethical manner

      The Company has also adopted the Metretek Technologies, Inc. Code of Business Conduct and Ethics, which is a code of conduct that applies to all of its directors, officers and employees. Under the Code of Business Conduct and Ethics, each officer, director and employee is required to maintain a commitment to high standards of business conduct and ethics. The Code of Business Conduct and Ethics covers many areas of professional conduct, including conflicts of interest, protection of confidential information, and strict adherence to laws and regulations applicable to the conduct of the Company's business. Directors, officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Business Conduct and Ethics.

      If the Company makes any amendment to, or grants any waiver from a provision of, either code of conduct with respect to any director, executive officer or senior financial officer, it will disclose the nature of such amendment or waiver on its website, in a Current Report on Form 8-K or both.

      The Company also has adopted procedures to receive, retain and treat complaints regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

AVAILABILITY OF CORPORATE GOVERNANCE DOCUMENTS

      The Company's Corporate Governance Guidelines, Board committee charters and codes of ethics are available on the Company's website at www.metretek.com under "Investor Info -- Corporate Governance." In addition, the Company will provide a copy of any of these corporate governance documents without charge upon written request addressed to the Company at Metretek Technologies, Inc., 303 East 17th Avenue, Suite 660, Denver, Colorado, 80203, attention: Corporate Secretary.

COMPENSATION OF DIRECTORS

      Directors who are also officers or employees of the Company or its subsidiaries do not receive any additional compensation for serving on the Board of Directors or its committees. All directors are reimbursed for their out-of-pocket costs of attending meetings of the Board of Directors and its committees. Commencing April 1, 2005, directors who are not also officers or employees of the Company or its subsidiaries ("Non-Employee Directors") began receiving a monthly retainer of $2,500 for their service on the Board of Directors and committees of the Board, including attending meetings. Prior thereto, Non-Employee Directors received a monthly retainer of $2,000.

      Non-Employee Directors also receive stock options under the Company's 1998 Stock Incentive Plan, as amended and restated (the "1998 Stock Incentive Plan"). Under the formula for these options to Non-Employee Directors, each person who is first elected or appointed to serve as a Non-Employee Director is automatically granted an option to purchase 5,000 shares of Common Stock. In addition, on the date of the annual meeting of stockholders each year commencing this year, each Non-Employee Director who has served on the Board for at least six months is automatically granted options to purchase a number of shares of Common Stock equal to the annual retainer for that year divided by the fair market value of the Common Stock on the date of grant. Previously, each Non-Employee Director received on annual grant of options to purchase 2,500 shares of Common Stock. All annual options granted to Non-Employee Directors:

      -     are non-qualified stock options;

      -     vest and become exercisable immediately upon grant;

      - are exercisable at a price equal to the fair market value of the Common Stock on the date of grant (based on the last sale price of the Common Stock as reported on its principal trading market, currently the OTC Bulletin Board); and

      - have a term of ten years, subject to earlier termination in the event of the Non-Employee Director's death or the termination of service on the Board, in which events the options remain exercisable for one year after a Non-Employee Director dies and for that number of years after a Non-Employee Director leaves the Board of Directors (for any reason other than death or removal for cause) equal to the number of full or partial years that the Non-Employee Director served as a director, but not beyond the original ten year term of the option.

      Any other option granted to a director may contain different terms at the discretion of the Board of Directors. As of April 26, 2005, options to purchase 337,511 shares of Common Stock were outstanding to the Company's current Non-Employee Directors, at exercise prices ranging from $0.46 to $17.38 per share.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

      The following table sets forth the total compensation that the Company paid or accrued for services rendered to the Company in all capacities during the last three fiscal years by its Chief Executive Officer, by its four other most highly compensated executive officers (based on total salary and bonus) serving as of the end of the fiscal year ended December 31, 2004 ("fiscal 2004"), and by one other former executive officer of the Company who would have been included if he had still been an executive officer at the end of fiscal 2004 (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG TERM COMPENSATION
                                                                                        -------------------------
                                                                                                 AWARDS
                                                      ANNUAL COMPENSATION(1)            --------------------------
                                              ---------------------------------------                  SECURITIES
                                                                            OTHER        RESTRICTED     UNDERLYING      ALL OTHER
                                                                            ANNUAL      STOCK AWARDS     OPTIONS       COMPENSATION
NAME AND PRINCIPAL POSITION            YEAR   SALARY($)     BONUS($)     COMPENSATION      ($)(2)         (#)(3)          ($)(4)
---------------------------            ----   ---------     --------     ------------      ------         ------          ------
W. Phillip Marcum....................  2004   $ 311,615    $50,000(5)      $60,500(6)    $ 110,000        50,000
          Chairman of the Board,       2003     295,000          0               0               0             0       $  7,638
            President and Chief        2002     295,000          0               0               0             0          7,138
            Executive Officer                                                                                             6,471

A. Bradley Gabbard...................  2004     191,346     55,000(5)       30,250(6)       55,000        25,000
          Executive Vice               2003     175,000     75,000               0               0             0          7,638
            President and Chief        2002     175,000          0               0               0             0          7,117
            Financial Officer                                                                                             6,314

Sidney Hinton (7)....................  2004     253,850    104,186(8)       18,150(6)       33,000             0          7,638
          President and CEO,           2003     250,000    117,341(8)            0               0             0          7,138
            PowerSecure

John Bernard (9).....................  2004     112,098      8,000               0               0        25,000          4,547
          President and CEO,
            Southern Flow

Gary J. Zuiderveen (10)..............  2004      96,154     10,000               0               0             0          3,982
          Vice President, Controller   2003      92,692     15,000               0               0             0          3,925
            and Principal
            Accounting Officer

Thomas R. Kellogg (11)...............  2004     126,538          0               0               0             0        214,984(12)
          Former President and         2003     175,000     21,354               0               0             0          5,990
            CEO, Metretek Florida

--------------------
(1) Excludes perquisites and other personal benefits, if any, which were less than the lesser of $50,000 or 10% of the total annual salary and bonus reported for each Named Executive Officer.

(2) The dollar value of the restricted stock awards during fiscal 2004 is calculated by multiplying the total number of restricted shares by $2.20, the closing sale price of the Company's Common Stock on July 15, 2004, the date of the awards, as reported on the OTC Bulletin Board. These dollar values do not reflect any adjustment for risk of forfeiture or for restrictions on transferability. All shares of restricted stock vest in three equal annual installments, commencing on January 1, 2005, subject to the executive remaining employed with the Company on the vesting dates, and further subject to immediate vesting upon a change in control. All awards of restricted stock were made under the Company's 1998 Stock Incentive Plan.

      As of December 31, 2004, based on $2.40, the closing sale price of the Company's Common Stock on such date as reported on the OTC Bulletin Board, Mr. Marcum held 50,000 unvested shares of restricted stock valued at $120,000, Mr. Gabbard held 25,000 unvested shares of restricted stock valued at $60,000, and Mr. Hinton held 15,000 unvested shares of restricted stock valued at $36,000. The executive enjoys all the benefits of ownership of unvested shares of restricted stock, including the right to vote the shares and to receive any dividends and other distributions with respect to the shares on the same terms as any other shares of Common Stock, other than the right to transfer or dispose of the shares.

(3) All options vest in three equal annual installments, commencing on the grant date, subject to immediate vesting upon a change in control of the Company. As of December 31, 2004, one-third of such options were vested.

(4) Amounts paid or accrued on behalf of the Named Executive Officers in fiscal 2004 in this column include the following:

                                                  Group         Long-Term
                                                Term Life      Disability
                                401(k)          Insurance       Insurance
Name                           Matching         Premiums        Premiums
----                           --------         --------        --------
W. Phillip Marcum.......        $6,500          $   882           $256
A. Bradley Gabbard......         6,500              882            256
Sidney Hinton ..........         6,500              882            256
John Bernard............         3,603              688            256
Gary Zuiderveen.........         3,185              541            256
Thomas R. Kellogg.......         4,241              360            367

(5) Includes a signing bonus paid in connection with the amended and restated employment agreements of $50,000 for Mr. Marcum and $25,000 for Mr. Gabbard.

(6) Reflects a tax "gross-up" payment intended to reimburse the executive for taxes payable with respect to the restricted stock grant.

(7) Became an executive officer during fiscal 2003. Compensation includes all amounts paid or accrued for the entire fiscal 2003.

(8) Bonus resulting from the bonus formula based upon PowerSecure's cash flow from operations, as provided in Mr. Hinton's employment agreement. See "--Employment Agreements, Change in Control and Termination of Employment Arrangements and Other Compensation Arrangements" below.

(9) Appointed as the President and Chief Executive Officer of Southern Flow on December 1, 2004. Compensation includes all amounts paid or accrued for the entire fiscal 2004.

(10)  Fiscal 2003 was the first year his total salary and bonus exceeded
      $100,000.

(11)  His employment with the Company terminated effective October 6, 2004.

(12) Includes severance payments, pursuant to his employment agreement, in the amount of $204,167, payable over the 12 month period after his termination. See "--Employment Agreements, Change in Control and Termination of Employment Arrangements and Other Compensation Arrangements" below.

STOCK OPTION GRANTS

      The following table sets forth certain information with respect to stock options granted during fiscal 2004 to the Named Executive Officers. The Company did not grant any stock appreciation rights, alone or in tandem with stock options, during fiscal 2004.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                   INDIVIDUAL GRANTS
                              ---------------------------------------------------------------
                                 NUMBER OF
                                SECURITIES        % OF TOTAL                                         POTENTIAL REALIZABLE VALUE
                                UNDERLYING      OPTIONS GRANTED      EXERCISE                        AT ASSUMED ANNUAL RATES OF
                              OPTIONS GRANTED   TO EMPLOYEES IN       PRICE        EXPIRATION         STOCK PRICE APPRECIATION
                                 (#)(1)         FISCAL YEAR (2)     ($/SH)(3)       DATE (4)           FOR OPTION TERM($)(5)
                                 ------         ---------------     ---------       --------           ---------------------
NAME                                                                                                   5%($)         10%($)
----                                                                                                   -----         ------
W. Phillip Marcum ..........      50,000(4)          13.1%           $    3.06       7/14/14         $ 96,222
                                                                                                                    $243,836

A. Bradley Gabbard .........      25,000(4)           6.5%                3.06       7/14/14           48,111        121,918

Sidney Hinton ..............           -                -                    -             -                -              -

John Bernard ...............      25,000(4)           6.5%                3.06       9/23/14           48,111        121,918

Gary Zuiderveen ............           -                -                    -             -                -              -

Thomas R. Kellogg ..........           -                -                    -             -                -              -

--------------------
(1) These options are incentive stock options granted under the Company's 1998 Stock Incentive Plan, have ten year terms and vest in three equal annual installments, commencing on the grant date, subject to immediate vesting upon a change in control.

(2) Based upon options to purchase an aggregate of 382,000 shares of Common Stock granted to employees during fiscal 2004.

(3) The exercise price of these options is equal to or greater than the fair market value of the Common Stock on the date of grant, based upon the last sale price of the Common Stock on such date as reported on the OTC Bulletin Board.

(4) These options may terminate before their terms expire due to the termination of the optionee's employment or the optionee's disability or death.

(5) The dollar amounts in these columns set forth the hypothetical gains that could be achieved for the respective option grants, assuming that the market price of the Company's Common Stock appreciates in value from the date of grant through the term of the options at the annualized rates of 5% and 10%, respectively, contained in the table, which rates are specified by SEC rules and do not represent the Company's estimate or projection of the future appreciation of the price of the Company's Common Stock. There is no assurance that the rates of appreciation set forth in this table can be achieved or that the amounts reflected will be received by the optionees. In addition, the potential realizable value set forth in these columns is net of the option exercise price but before taxes associated with any exercise. Actual gains, if any, on option exercises will be dependent on, among other things, the timing of such exercises and the future performance of the Common Stock.

STOCK OPTION EXERCISES AND VALUES

      The following table sets forth information with respect to stock options held by the Named Executive Officers on December 31, 2004.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                            NUMBER OF SECURITIES                 VALUE OF UNEXERCISED
                              SHARES                     UNDERLYING UNEXERCISED OPTIONS         IN-THE-MONEY OPTIONS AT
                             ACQUIRED     VALUE             AT FISCAL YEAR-END(#)               FISCAL YEAR-END ($)(2)
                                ON       REALIZED      -------------------------------      ----------------------------
NAME                        EXERCISE(#)   ($)(1)       EXERCISABLE     UNEXERCISABLE        EXERCISABLE    UNEXERCISABLE
----                        -----------   ------       -----------     -------------        -----------    -------------
W. Phillip Marcum....             -            -          266,667          33,333            $ 200,000       $      0

A. Bradley Gabbard...             -            -          245,833          16,667              190,000              0

Sidney Hinton........             -            -          145,000               -              112,500              0

John Bernard.........             -            -           22,875          21,334                9,150          4,200

Gary J. Zuiderveen...         2,000      $ 2,100           29,000               -               20,000              0

Thomas R. Kellogg....             -            -          100,000               -               90,000              0

---------------
(1) For purposes of this table, the value realized is calculated based upon the excess of the closing sale price of the Company's Common Stock on the date of exercise as reported on the OTC Bulletin Board, over the exercise price of the option, and does not necessarily indicate that the optionee sold the shares of Common Stock acquired up the exercise, or if sold, the proceeds realized by the optionee upon such sale.

(2) For purposes of this table and in accordance with SEC rules, the value of unexercised in-the-money options is calculated based upon the excess, if any, of $2.40, the closing sale price of the Company's Common Stock on December 31, 2004 as reported on the OTC Bulletin Board, and the exercise price of the option. An option is "in-the-money" if the fair market value of the underlying shares of Common Stock exceeds the exercise price of the option. However, the actual value, if any, that an optionee may realize upon exercise of a stock option will be dependent upon the future performance of the Company's Common Stock and the optionee's continued employment through the vesting period.

EMPLOYMENT AGREEMENTS, CHANGE IN CONTROL AND TERMINATION OF EMPLOYMENT ARRANGEMENTS AND OTHER COMPENSATION ARRANGEMENTS

      W. Phillip Marcum and A. Bradley Gabbard. On November 1, 2004, the Company entered into amended and restated employment agreements with W. Phillip Marcum, its Chairman of the Board, President and Chief Executive Officer, and A. Bradley Gabbard, its Executive Vice President and Chief Financial Officer. These amended and restated employment agreements set forth the basic terms of employment for each executive.

      Under these employment agreements, the employment terms of Messrs. Marcum and Gabbard continue through December 31, 2006 and will be automatically extended for successive one-year periods, unless either the Company or the executive gives six months prior written notice of termination. The base salaries under these employment agreements, which are subject to annual upward adjustments at the discretion of the Board of Directors, are currently set at $325,000 for Mr. Marcum and $200,000 for Mr. Gabbard. In addition to the base salary, the employment agreements provide, among other things, for standard benefits commensurate with the management levels involved. The employment agreements also contain certain restrictions on each executive's ability to compete, use of confidential information and use of inventions and other intellectual property.

      Generally, the employment agreements with Messrs. Marcum and Gabbard provide that if the executive's employment is terminated by the Company for "cause" (as defined in the employment agreements) or as a result of the executive's death or disability, the executive will be entitled to receive an amount equal to his base salary through the effective date of termination, and all other amounts to which the executive may be entitled under his employment agreement though the effective date of termination. If the employment period expires without being renewed, or if the executive is terminated by the Company without cause, or if the executive resigns voluntarily, then the executive is entitled to receive severance payments equal to three times annual base salary, payable at a 50% rate over six years, for Mr. Marcum, and one and equal to one-half times annual base salary, payable at a 100% rate over 18 months, for Mr. Gabbard, based on his base salary at the rate in effect upon termination, and continued participation in all the Company's insurance plans for such additional period.

      The employment agreements also include change in control provisions designed to provide for continuity of management in the event the Company undergoes a change in control. If within three years after a "change in control", the officer is terminated by the Company for any reason other than for cause, or if the executive terminates his employment for "good reason" (as such terms are defined in the employment agreements), then the executive is entitled to receive a lump-sum severance payment equal to three times, for Mr. Marcum, and one and one-half times, for Mr. Gabbard, the amount of his then base salary, together with certain other payments and benefits, including continued participation in all the Company's insurance plans for a period of three years for Mr. Marcum and one and one-half years for Mr. Gabbard. Under these employment agreements, a change in control will be deemed to have occurred only if:

      - any person or group becomes the beneficial owner of 50% or more of the Company's Common Stock;

      - a majority of the current members of the Board of Directors are replaced, unless the election of any new director is approved by a two-thirds vote of the current (or properly approved successor) directors;

      - the Company approves a merger, consolidation, reorganization or combination (other than one in which the Company's voting securities outstanding immediately prior thereto continue to represent more than 50% of its total voting power or of the surviving corporation following such a transaction and the Company's directors continue to represent a majority of the Company's directors or of the surviving corporation following such transaction); or

      - the Company approves a sale of all or substantially all of its assets.

      The employment agreements also provide for the Company to establish an incentive compensation fund, to be administered by the Compensation Committee, to provide for incentive compensation to be paid to each officer or employee (including Messrs. Marcum and Gabbard) deemed by the Compensation Committee to have made a substantial contribution to the Company in the event of a change of control of the Company or of the sale of substantially all of its assets or similar transactions. The total amount of incentive compensation from the fund available for distribution will be determined by a formula based on the amount by which the fair market value per share of the Common Stock exceeds $10.08, multiplied by a factor ranging from 10-20% depending upon the ratio of the fair market value to $10.08. In the case of the sale of a significant subsidiary or substantially all of the assets of a significant subsidiary, a similar pro rata distribution is required.

      Sidney Hinton. Effective January 1, 2003, PowerSecure entered into an employment and non-competition agreement with Sidney Hinton, the President and Chief Executive Officer of PowerSecure, a wholly-owned subsidiary of the Company. Mr. Hinton's employment agreement is for a term of three years, and is renewable for additional one-year renewal periods when the term expires, unless either PowerSecure or Mr. Hinton gives 30 days prior written notice of termination.

      The base salary under Mr. Hinton's employment agreement is currently set at $262,500, subject to annual upward adjustments at the discretion of the Board of Directors of PowerSecure. In addition to the base salary, Mr. Hinton's employment agreement provides, among other things, for standard benefits commensurate with the management level involved, and an annual bonus of 7% of PowerSecure's cash flow from operations. If Mr. Hinton's employment is terminated without cause, or due to the expiration of the employment term or any renewal period, then Mr. Hinton will be entitled to receive a severance payment in the amount of one year's base salary, payable over the subsequent year. Mr. Hinton's employment agreement also contains a one-year non-competition covenant, which becomes two years if Mr. Hinton voluntarily resigns or is terminated by PowerSecure for cause, and certain restrictions on Mr. Hinton's use of confidential information and use of inventions and other intellectual property. Mr. Hinton's employment agreement also includes a change in control provision designed to provide for continuity of management in the event the Company or PowerSecure undergoes a change in control. The employment agreement provides that if within three years after a change in control, Mr. Hinton is terminated by the Company for any reason other than for "cause", or if Mr. Hinton terminates his employment for "good reason" (as such terms are defined in the employment agreement), then Mr. Hinton is entitled to receive a lump-sum severance payment equal to one year's then base salary, together with certain other payments and benefits, including continued participation in all the Company's insurance plans for a period of one year.

      During 2003, PowerSecure issued approximately 14% of its outstanding common stock to its employees, including approximately 7% of its common stock to Mr. Hinton. In November 2004, the Company issued 950,000 shares of Company Common Stock to those PowerSecure employees, including 485,401 shares of Company Common Stock to Mr. Hinton on the same terms as to all other PowerSecure employee-shareholders, in exchange for their PowerSecure shares. See "Certain Relationships and Related Transactions." As a result of that stock exchange, PowerSecure has become a wholly-owned subsidiary of the Company.

      Thomas R. Kellogg. In June 2002, Metretek Florida entered into an employment and non-competition agreement with Thomas R. Kellogg, the President and Chief Executive Officer of Metretek Florida, a wholly-owned subsidiary of the Company, from that time through the date of his termination. Mr. Kellogg's employment agreement was for an initial term of one year, renewable for additional one-year renewal periods. Mr. Kellogg resigned effective October 6, 2004. In connection with his resignation, Mr. Kellogg entered into a termination agreement and mutual release with the Company, providing for the termination of his employment with the Company, a one year severance equal to his annual base salary in accordance with his employment agreement, payment of accrued but unpaid bonuses and vacation time, and an extension of his stock options to remain exercisable for two years after the termination date.

      The base salary under Mr. Kellogg's employment agreement was set at $175,000. In addition to the base salary, Mr. Kellogg's employment agreement provided, among other things, for standard benefits commensurate with the management level involved, a bonus of 7% of Metretek Florida's cash flow from operations, options to purchase 100,000 shares of the Company's Common Stock at $1.50 per share. Mr. Kellogg's employment agreement also provided for incentive compensation in the event of a sale of the core business of Metretek Florida, consisting generally of all Metretek Florida business other than the contract manufacturing business. Mr. Kellogg's employment agreement also contained a one-year non-compete covenant and certain restrictions on Mr. Kellogg's use of confidential information and use of inventions and other intellectual property.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The members of the Compensation Committee of the Board of Directors are Basil M. Briggs, Chairman, Anthony D. Pell and Kevin P. Collins. No member of the Compensation Committee is or has ever been an officer or employee of the Company or any of its subsidiaries. No executive officer of the Company serves as a member of the board of directors or of the compensation committee of any other entity that has one or more executive officers serving as a member of the Board of Directors or of the Compensation Committee of the Company.

                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Directors is responsible for establishing and administering the compensation program and policies for the Company's executive officers. The Compensation Committee approves all compensation paid to the Company's executive officers, and also oversees the administration by the Board of Directors of the Company's stock plans under which stock option grants and direct stock issuances may be made to executive officers.

      The Compensation Committee consists of three members of the Board of Directors. Each member of the Compensation Committee is independent under the Standards of Director Independence adopted by the Board of Directors and the current listing standards of the American Stock Exchange (which are currently utilized by the Board of Directors for determining independence although the Company's Common Stock is currently traded on the OTC Bulletin Board). The Compensation Committee operates under a formal written charter, which was amended and restated by the Board of Directors on April 25, 2005.

EXECUTIVE COMPENSATION POLICY

      The Company's executive compensation policy is based on the belief that competitive compensation is essential to attract, retain, motivate and reward highly qualified and industrious executives. The Company's executive compensation program is intended to accomplish the following purposes:

      - attract and retain highly talented and productive executive officers,

      - provide incentives and rewards for superior performance by the Company's executive officers, and

      - align the interests of executive officers with the interests of the Company's stockholders.

      To achieve these objectives, the Compensation Committee has designed an executive compensation program that consists of four basic components:

      -     base salary,

      - short-term incentive compensation in the form of annual cash bonuses,

      - long-term incentive compensation in the form of stock options and restricted stock, and

      -     general benefit programs.

COMPONENTS OF EXECUTIVE COMPENSATION

      The Compensation Committee reviews the Company's executive compensation program through the application of the subjective business judgment of each of its members and through an informal survey of executive compensation programs of peer companies. The Compensation Committee does not generally use a quantitative method or mathematical formula to set the elements of compensation for a particular executive officer. The Compensation Committee uses discretion and considers all elements of an executive's compensation package when setting each portion of compensation, based upon corporate performance and individual initiatives and performance. The principal factors that the Compensation Committee considered with respect to each executive officer's compensation package for fiscal 2004 are summarized below. The Compensation Committee may, however, in its discretion apply entirely different factors with respect to executive compensation for future years.

      Base Salary

      The base salary for each of the Company's executive officers is subjectively determined primarily on the basis of the following factors: experience, personal performance, contribution to Company performance, level of responsibility, duties and functions, breadth of knowledge, salary levels in effect for comparable positions within and without the Company's industry and internal base salary comparability considerations. These base salaries are reviewed annually and may be adjusted in the discretion of the Compensation Committee, based upon the factors discussed in the previous sentence, as well as upon individual performance during the previous fiscal year, changes in the duties, responsibilities and functions of the executive officer, general changes in the compensation peer group in which the Company competes for executive talent, and the Company's financial performance generally. The relative weight given to each of these factors differs from individual to individual, as the Compensation Committee deems appropriate.

      Annual Cash Bonuses

      For fiscal 2004, the Company granted cash bonuses to all its executive officers. Except for the bonus paid to Mr. Hinton, which was based upon the cash flow from operations of PowerSecure in accordance with the terms of his employment agreement, these bonuses were paid on a discretionary basis, as determined by the Compensation Committee. Factors considered by the Compensation Committee in determining discretionary annual cash bonuses are personal performance, Company performance, level of responsibility and the Company's achievement of performance goals, as well as many of the same factors considered by the Compensation Committee and discussed above when it reviews and sets base salaries, except with a greater focus on the prior fiscal year.

      In March 2005, the Board of Directors, upon the recommendation of the Compensation Committee adopted an Executive Incentive Compensation Plan, which provides for annual bonuses to officers and key employees of the Company in such target amounts and based on such factors, such as individual performance and Company performance goals, as annually determined by the Compensation Committee. For fiscal 2005, the Company's Chief Executive Officer and Chief Financial Officer are eligible to receive cash bonuses under the Executive Incentive Compensation Plan from a bonus pool that will be based upon the Company achieving certain goals pertaining to net income from continuing operations (before bonus payments) in fiscal 2005.

      Long-Term Incentive Compensation

      Long-term incentives are provided through grants of stock options and restricted stock under the Company's 1998 Stock Incentive Plan. The grants are designed to align the interests of executive officers with those of stockholders and to provide each executive with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company.

      Each stock option grant allows the executive officer to acquire shares of Common Stock at a fixed price per share (typically, and never less than, the closing stock price of the Common Stock on the date of grant) for a fixed period (usually ten years). Each option generally becomes exercisable in installments over a period of years (customarily two to four years), contingent upon the executive officer's continued employment with the Company. Accordingly, the stock option grant will provide a return to the executive officer only if the executive officer remains employed by the Company during the vesting period, and then only if the market price of the underlying Common Stock appreciates.

      The number of shares subject to each stock option grant is subjectively determined by the Compensation Committee primarily related to the executive officer's anticipated contributions to the Company's future success, a level intended to create a meaningful opportunity for stock ownership based on the executive officer's current position with the Company, the size of comparable awards made to individuals in similar positions within the industry, the individual's potential for increased responsibility and promotion over the option term and the individual's personal performance in recent periods. The Compensation Committee also considers the number of unvested stock options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. However, the Compensation Committee does not adhere to any specific guidelines as to the relative stock option holdings of the Company's executive officers. The Company granted options to purchase a total of 100,000 shares of Common Stock to three executive officers during fiscal 2004.

      In fiscal 2004, the Company commenced granting restricted stock to its executive officers, granting 90,000 restricted shares to three executive officers. Under these grants, the restricted shares were granted subject to risk of forfeiture upon termination prior to vesting, which will occur through the end of fiscal 2006. The Compensation Committee also authorized paying these executive officers a "gross up" bonus equal to the amount of anticipated taxes on the grant. The Compensation Committee intends to continue to grant restricted shares more frequently in the future, as it determines appropriate under the circumstances. These grants will be in the discretion of the Compensation Committee, based upon many of the same factors that it considers for stock option grants.

      General Benefits

      Executive officers are eligible to participate in medical, life and benefit programs generally available to employees.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

      The compensation of W. Phillip Marcum, the Company's President and Chief Executive Officer, is reviewed annually in accordance with the factors discussed above. During fiscal 2004, Mr. Marcum's employment agreement, which was in a one-year renewal period, was amended and restated to, among other things, extend his employment term through December 31, 2006. Also in connection with this extension, and as a reward for the improvement of the Company's long-term financial condition and future prospects, Mr. Marcum's base salary was increased from $295,000 to $325,000, the first increase in his base salary since 2000, and the Compensation Committee awarded Mr. Marcum a $50,000 "signing" bonus, options to purchase 50,000 shares of Common Stock and 50,000 restricted shares. These compensation actions were taken by the Compensation Committee after deliberation based on its opinion of the critical importance of Mr. Marcum to the future success of the Company and its stockholders, and the level and value of Mr. Marcum's duties and responsibilities. The Compensation Committee believes that Mr. Marcum has continued to provide strong leadership for the Company through its ongoing restructuring to address business challenges, and has implemented important steps that position the Company to be successful in the near future and build long-term value for its stockholders.

LIMITATIONS ON TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION UNDER SECTION 162(m)

      Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to a company's chief executive officer and the four other most highly compensated executive officers. However, qualified performance-based compensation will not be subject to the deduction limit if certain requirements are met.

      The Compensation Committee has not awarded in the past, and does not expect to award during fiscal 2005, compensation to any of the Company's executive officers in excess of the $1 million limit per executive officer. The Company intends to structure long-term incentive compensation granted to its executive officers through grants of stock options and restricted stock under the Company's stock plans in a manner that is intended to avoid disallowance of deductions under Section 162(m). In the event that the Compensation Committee considers approving salary or bonus compensation in the future that could exceed the $1 million deductibility threshold, the Compensation Committee will consider what actions, if any, should be taken to make such compensation deductible.

      The Board of Directors and the Compensation Committee reserve the authority to award non-deductible compensation in such circumstances as they deem appropriate. In addition, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding the Company's efforts, that compensation intended to satisfy the requirements of deductibility under
Section 162(m) will in fact do so.

CONCLUSION

      Through the Company's compensation programs, a significant portion of the Company's executive compensation is linked directly to individual and Company performance in pursuance of strategic goals as well as stock price appreciation. The Compensation Committee believes that the Company's executive compensation policies and programs promote the best interests of the Company and enhance stockholder value. The Compensation Committee will continue to monitor and evaluate the overall effectiveness of these programs.

                                             Compensation Committee

                                             Basil M. Briggs, Chairman
                                             Anthony D. Pell
                                             Kevin P. Collins

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In March 2004, the Marcum Gas Transmission, Inc. ("MGT"), a wholly-owned subsidiary of the Company, though Conquest Acquisition Company, LLC (which is a majority-owned subsidiary of MGT), purchased performance shares and preferred shares in Marcum Midstream 1995-2 Business Trust, of which MGT is the managing trustee, from Odessa Exploration Incorporated, a subsidiary of Key Energy Services, Inc. ("Key Energy"), for an aggregate purchase price of $454,000. W. Phillip Marcum, the Chairman of the Board, President and Chief Executive Officer of the Company, and Kevin P. Collins, a member of the Board of Directors of the Company, are also members of the board of directors of Key Energy. The transaction was approved by the Audit Committee, of which Mr. Collins is a member but abstained from voting, as being on terms no less favorable to the Company than could be obtained from an independent party.

      On November 22, 2004, the Company issued 950,000 shares of the Company's Common Stock in exchange for the minority 13.9% interest in PowerSecure, a subsidiary of the Company, owned by the employee-shareholders of PowerSecure. The issuance was made pursuant to Stock Purchase Agreements ("Purchase Agreements"), dated as of September 10, 2004, between the Company and the employee-shareholders of PowerSecure. A total of 485,401 shares of the Company's Common Stock were issued to Sidney Hinton, the President of PowerSecure, in exchange for his PowerSecure shares on the same terms as the shares of Common Stock of the Company were issued to the other PowerSecure employee-shareholders.

      During fiscal 2004, Mr. Hinton's son was employed by PowerSecure in a sales and administrative capacity and received total compensation, including salary and bonus, of $53,154 for fiscal 2004 and received two stock option grants for a total of 10,000 shares of Common Stock at an exercise price of $3.06 per share.

      The Company has entered into indemnification agreements with each of its directors and certain of its executive officers. These agreements require the Company to indemnify such persons against certain liabilities that may arise against them by reason of their status or service as officers or directors of the Company, to the fullest extent permitted by Delaware law, to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified. The Company maintains an insurance policy covering its officers and directors under which the insurer has agreed to pay the amount of any claim made against the Company's officers or directors that such officers or directors may otherwise be required to pay or for which the Company is required to indemnify such officers and directors, subject to certain exclusions and conditions, up to policy limits.

      Any material transaction between the Company or its subsidiaries and any related party must be approved by the Audit Committee, which is comprised solely of independent directors.

                                 PROPOSAL NO. 2

                         RATIFICATION OF APPOINTMENT OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AUDITORS PROPOSAL

      The Audit Committee of the Board of Directors of the Company has appointed Hein & Associates LLP ("Hein") to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005.

      On September 30, 2004, the Company engaged Hein to serve as its independent registered public accounting firm and dismissed Deloitte & Touche LLP ("Deloitte"). The change in independent registered public accounting firms was approved by the Audit Committee of the Board of Directors and reported on a Current Report on Form 8-K, as amended, dated September 30, 2004. Deloitte audited the Company's consolidated financial statements as of and for fiscal 2003 and for all prior fiscal years, and Hein audited the Company's consolidated financial statements as of and for fiscal 2004.

      The audit reports of Deloitte on the Company's consolidated financial statements as of and for fiscal 2003 and fiscal 2002 did not contain an adverse opinion or disclaimer of opinion, and such audit reports were not qualified or modified as to any uncertainty, audit scope or accounting practice, except that Deloitte's independent auditor's report on the Company's consolidated financial statements for fiscal 2002 contained an explanatory paragraph relating to a change in method of accounting for goodwill and other intangible assets with infinite lives as required by Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets," which was effective January 1, 2002, and to a change in the Company's method of accounting for contracts from the completed-contract method to the percentage-of-completion method.

      During fiscal 2002 and fiscal 2003 and subsequent interim periods through the date the Company changed independent registered public accounting firms, there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its report. In addition, during those same periods, no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, occurred, and the Company did not consult with Hein regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Item 304(a)(2) of Regulation S-K.

      Stockholder ratification of the appointment of Hein as the Company's independent registered public accounting firm is not required by the Company's By-Laws or any other applicable legal requirement. However, the Audit Committee is submitting the appointment of Hein to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, then the Audit Committee will reconsider the appointment. Even if the appointment is ratified by the stockholders, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm for the fiscal year ending December 31, 2005 at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

      One or more representatives of Hein are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

FEES BILLED TO THE COMPANY BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

      The aggregate fees for professional services rendered to the Company by Deloitte in fiscal 2003 and in fiscal 2004 prior to its dismissal and for professional services rendered by Hein in fiscal 2004 after its engagement were as follows:

                                                FISCAL 2004 FEES
                                                ----------------      FISCAL 2003 FEES
                                               HEIN       DELOITTE       DELOITTE
                                               ----       --------       --------
Audit Fees (1) .........................     $100,000     $ 20,000       $139,000
Audit - Related Fees (2) ...............       16,939       21,683              0
Tax Fees (3) ...........................       20,295            0              0
All Other Fees .........................            0            0              0
                                             --------     --------       --------
       Total ...........................     $137,234     $ 41,683       $139,000
                                             ========     ========       ========

----------------
(1) "Audit Fees" represents fees billed for professional services rendered for the audit of the Company's consolidated annual financial statements and for the reviews of the Company's consolidated interim financial statements included in the Company's Quarterly Reports on Form 10-Q.

(2) "Audit-Related Fees" represents fees billed for professional services rendered by Deloitte in fiscal 2004 in connection with two registration statements filed by the Company with the Securities and Exchange Commission in connection with a private placement transaction, and for professional services rendered by Hein during fiscal 2004 relating to the audit of the Company's 401(k) plan and the audit of MM 1995-2, an unconsolidated affiliate.

(3) "Tax Fees" represents fees billed for professional services rendered by Hein for tax compliance, tax advice and tax planning for the Company and for MM 1995-2 during fiscal 2004.

      The Audit Committee has determined that the provision of non-audit services by Hein in fiscal 2004 was compatible with maintaining its independence. Deloitte did not provide any non-audit services during fiscal 2003.

PRE-APPROVAL POLICY AND PROCEDURES

      The Audit Committee has adopted a policy that requires the Audit Committee to pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm. The Audit Committee may delegate this pre-approval authority to one or more of its members, and that member must report any decisions to the Audit Committee at the next scheduled meeting. In accordance with this pre-approval policy, all professional services provided by the Company's independent registered public accounting firms during fiscal 2004 were pre-approved by the Audit Committee.

VOTE REQUIRED

      The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting is required to ratify the appointment by the Audit Committee of the Board of Directors of Hein as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005.

      THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF HEIN AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005. PROXY CARDS SIGNED AND TIMELY RETURNED TO THE COMPANY WILL BE SO VOTED, UNLESS CONTRARY INSTRUCTIONS ARE SPECIFIED THEREON.

                          REPORT OF THE AUDIT COMMITTEE

      The Audit Committee of the Board of Directors of the Company consists of three members of the Board of Directors. Each member of the Audit Committee is independent under the Standards of Director Independence adopted by the Board of Directors and the current listing standards of the American Stock Exchange (which are currently utilized by the Board of Directors for determining independence although its Common Stock is currently traded on the OTC Bulletin Board). The Audit Committee operates under a formal written charter, which was amended and restated by the Board of Directors on March 24, 2005. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

      The Company's management is responsible for the preparation, presentation and integrity of the Company's financial statements and for establishing and maintaining the integrity of the Company's accounting and financial reporting processes, including its system of internal controls, the audit process, and the process for monitoring compliance with laws and regulations and ethical business standards. The Company's independent registered public accounting firm is responsible for performing an independent audit of the Company's annual consolidated financial statements in accordance with generally accepted auditing standards, and expressing an opinion and issuing a report as to the conformity of such financial statements with generally accepted accounting principles. The role of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities to monitor and oversee the quality and integrity of these financial reporting processes. Additionally, the Audit Committee has the sole authority to appoint, retain and fix the compensation of the independent registered public accounting firm and for the prior approval of the nature and scope of and the fee arrangements for audit and permitted non-audit services by the independent registered public accounting firm.

      In discharging its oversight responsibilities, the Audit Committee has reviewed, and has met and held discussions with management and with Hein & Associates LLP ("Hein"), the Company's independent registered public accounting firm, regarding the Company's audited consolidated financial statements for the fiscal year ended December 31, 2004. The Audit Committee has also discussed with Hein the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as modified or supplemented. The Audit Committee has met with Hein, with and without management present, to discuss and review the results of their examination of the Company's financial statements and their evaluation of the Company's internal controls and the overall quality, not just the acceptability, of the Company's financial reports and accounting principles. The Audit Committee has also considered and discussed with management and Hein other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

      In addition, the Audit Committee has received from Hein the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as modified or supplemented. The Audit Committee has discussed with Hein their independence from the Company and its management and has considered the compatibility of non-audit services performed by Hein with their independence.

      Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited consolidated financial statements of the Company be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.

      In addition, the Audit Committee has appointed Hein as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005, and recommends that stockholders ratify that appointment.

      The members of the Audit Committee are not professional accountants or members of a registered public accounting firm, and as specified in its charter it is not the duty of the Audit Committee to prepare financial statements, to plan or conduct audits or to determine that the Company's consolidated financial statements are complete and accurate and in accordance with generally accepted accounting principles. In discharging its duties, the Audit Committee has relied on (i) management's representation that the annual consolidated financial statements of the Company were prepared with integrity and objectivity and in accordance with generally accepted accounting principles, and (ii) the report of the Company's independent registered public accounting firm with respect to such financial statements.

                                            Audit Committee

                                            Anthony D. Pell, Chairman
                                            Basil M. Briggs
                                            Kevin P. Collins

                                PERFORMANCE GRAPH

      The following graph compares the cumulative total stockholder return for the five year period ended December 31, 2004 on the Company's Common Stock with the Nasdaq Stock Market (U.S.) Index (the "Nasdaq U.S. Index") and the S&P 500 Oil & Gas Equipment and Service Index. The measurement dates are the last trading day of each of the Company's fiscal years in the five year period. The graph assumes that $100 was invested on December 31, 1999 in the Common Stock of the Company, the Nasdaq U.S. Index and the S&P 500 Oil & Gas Equipment and Services Index, and that any dividends were reinvested. The stock price performance shown on the following graph is historical and not necessarily indicative of future stock price performance.

                              [PERFORMANCE GRAPH]

                                             12/31/99       12/29/00     12/31/01      12/31/02       12/31/03     12/31/04
                                             --------       --------     --------      --------       --------     --------
METRETEK TECHNOLOGIES, INC.                  $ 100.00         21.05        12.84          5.47          30.32        55.79

NASDAQ U.S. INDEX                            $ 100.00         60.31        47.84         33.07          49.45        53.81

S&P 500 OIL & GAS EQUIPMENT AND SERVICES
INDEX                                        $ 100.00        134.01        89.20         78.96          98.49       129.88

                           INCORPORATION BY REFERENCE

      To the extent that this Proxy Statement is incorporated by reference into any other filing by the Company under the Securities Act 1933, as amended, or the Exchange Act, the sections of this Proxy Statement entitled "Report of the Compensation Committee on Executive Compensation," "Report of the Audit Committee" (to the extent permitted by the rules of the SEC) and "Performance Graph" will not be deemed incorporated, unless specifically provided otherwise in such filing. In addition, information contained on or connected to the Company's website is not incorporated by reference into this Proxy Statement and should not be considered part of this Proxy Statement or incorporated into any other filing that the Company makes with the SEC.

                                  ANNUAL REPORT

      THE COMPANY'S 2004 ANNUAL REPORT TO STOCKHOLDERS, WHICH CONTAINS THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004 AND INCLUDES THE COMPANY'S AUDITED CONSOLIDATED FINANCIAL STATEMENTS FOR FISCAL 2004, ACCOMPANIES THIS PROXY STATEMENT BUT IS NOT A PART OF THIS PROXY STATEMENT OR THE COMPANY'S PROXY SOLICITATION MATERIALS. THE COMPANY WILL PROVIDE, WITHOUT CHARGE, ADDITIONAL COPIES (WITHOUT EXHIBITS) OF ITS 2004 ANNUAL REPORT TO ANY STOCKHOLDER UPON RECEIPT OF A WRITTEN REQUEST, ADDRESSED TO METRETEK TECHNOLOGIES, INC., 303 EAST 17TH AVENUE, SUITE 660, DENVER, COLORADO 80203,
ATTENTION: CORPORATE SECRETARY.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's directors and executive officers, and beneficial owners of more than 10% of the outstanding Common Stock, to file with the SEC initial reports of ownership on Form 3 and reports of changes in ownership on Form 4 or Form 5, and to furnish the Company with copies of all such reports that they file. Based solely upon its review of the copies of such forms received by the Company, the Company believes that, during fiscal 2003, all reports required by Section 16(a) to be filed by such persons were timely filed, except for one report of one transaction by Mr. Pell and one report of one transaction by Mr. Hinton, which reports were inadvertently filed late.

                              STOCKHOLDER PROPOSALS

      Stockholders of the Company may submit proper proposals for consideration at the Company's annual meetings of stockholders by submitting their proposals in writing to the Company in a timely manner and otherwise in compliance with federal and state laws and regulations and the Company's By-Laws.

PROPOSALS TO BE INCLUDED IN THE COMPANY'S PROXY MATERIALS

      In order to be considered for inclusion in the Company's proxy materials for the 2006 annual meeting of stockholders, stockholder proposals must be received by the Secretary of the Company on or before January 4, 2006, and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act ("Rule 14a-8"). The timely submission of a stockholder proposal does not guarantee that it will be included in the Company's proxy materials for the 2006 annual meeting.

OTHER PROPOSALS AND NOMINATIONS

      The Company's By-Laws establish advance notice procedures that stockholders must follow in order to nominate directors or to bring other business before an annual meeting of stockholders that will not be included in the Company's proxy materials pursuant to Rule 14a-8. These advance notice procedures require that, among other things, notice of a director nomination or other business must be submitted in writing to the Secretary of the Company and received not less than 45 days nor more than 150 days prior to the anniversary of the date on which the Company first mailed its proxy materials for the prior annual meeting, unless the date of the annual meeting is changed by more than 30 days from the anniversary of the date of the prior annual meeting. For director nominations or other business to be properly brought before the 2006 annual meeting, a stockholder must deliver written notice to the Secretary of the Company no sooner than December 5, 2005 and no later than March 19, 2006. However, if the date of the 2006 annual meeting is changed by more than 30 days from the date of the 2005 annual meeting, then the notice must be received not later than the later of 75 days before the date of the 2006 annual meeting or 10 days following the date on which public announcement of the date of the 2006 annual meeting is first made.

      The notice must contain the information specified in the By-Laws concerning the matters to be brought before such annual meeting and concerning the stockholder proposing such matters, including the name, address, number of shares beneficially owned and any material interest of the stockholder making the proposal. Notice of a director nomination must include information on various matters regarding the nominee, including the nominee's name, age, business and residence addresses, principal occupation and security holdings and any arrangements between the stockholder and the nominee. Notice of other business must include a description of the proposed business, the reasons therefor and other specified matters. A copy of the relevant provisions of the Company's By-Laws may be obtained by a stockholder, without charge, upon written request to the Secretary of the Company.

NOTICE AND OTHER INFORMATION

      All notices of nominations and proposals by stockholders, whether or not to be included in the Company's proxy materials, must be sent to Metretek Technologies, Inc., 303 East 17th Avenue, Suite 660, Denver, Colorado 80203, attention: Corporate Secretary. Any stockholder proposal must also comply with all other applicable provisions of the Company's Second Restated Corporate Certificate of Incorporation and By-Laws, the Exchange Act (including the rules and regulations thereunder), and Delaware law. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements. If the Company does not exclude the proposal, then the persons appointed as proxies in the proxy card solicited by the Board of Directors of the Company for the 2006 annual meeting may exercise discretionary voting authority to vote in accordance with their best judgment on any such proposal submitted outside of Rule 14a-8.

                                  OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors knows of no other matters to be presented at the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, the persons appointed as proxies in the accompanying proxy card will have the discretionary authority to vote the shares represented by the proxy card in accordance with their best judgment.

                                       By Order of the Board of Directors

                                       Gary J. Zuiderveen
                                       Secretary

May 3, 2005
Denver, Colorado

                                                                         ANNEX A

                           METRETEK TECHNOLOGIES, INC.

                             AUDIT COMMITTEE CHARTER
                    AMENDED AND RESTATED AS OF MARCH 24, 2005

PURPOSE

      The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Metretek Technologies, Inc., a Delaware Company (the "Company"), is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the quality and integrity of the Company's financial statements; (ii) the Company's system of internal control over financial reporting and disclosure controls and procedures; (iii) the quality and integrity of the Company's auditing, accounting and financial reporting processes generally; (iv) the Company's independent registered public accounting firm ("independent auditors"), including its engagement, compensation, qualifications, independence and performance; and (v) the Company's compliance with legal and regulatory requirements. In addition, the Committee shall prepare annually the report required by the rules of the Securities and Exchange Commission ("SEC") to be included in the Company's proxy statement for its annual meeting of stockholders.

STRUCTURE AND MEMBERSHIP

      1. Number. The Committee shall consist of at least three members of the Board, with the exact number to be fixed from time to time by the Board.

      2. Independence, Financial Literacy and Other Qualifications. Each member of the Committee shall meet the independence, expertise and other requirements of (i) Section 10A(m) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) all applicable rules, regulations and requirements promulgated by the SEC, and (iii) all applicable rules, regulations and other requirements of any stock exchange or stock market on which the Company's securities are from time to time listed or traded, as may be in effect from time to time (the "Applicable Exchange Requirements").

      Each member of the Committee shall be (i) free from any relationship that, in the opinion of the Board, may interfere with the exercise of his independent judgment as a member of the Committee or his independence from management and the Company, and (ii) able to read and understand fundamental financial statements, or become able to so within a reasonable period of time after his appointment to the Committee. At least one member of the Committee shall, in the judgment of the Board, be an "audit committee financial expert," as such term is defined by the SEC and by Applicable Exchange Requirements, and at least one member of the Committee (who may also serve as the audit committee financial expert) shall, in the judgment of the Board, have accounting or related financial management expertise, experience or sophistication as is required by Applicable Exchange Requirements. No member of the Committee shall have participated in the preparation of the financial statements of the Company for the three years preceding service served on the Committee.

      Notwithstanding the foregoing, if permitted under the Applicable Exchange Requirements, one director who is not a current officer or employee (or an immediate family member of such officer or employee) of the Company, but who is nonetheless not "independent" for the purposes of the Applicable Exchange Requirements, may serve in the Committee for no more than two years, if the Board determines, under exceptional and limited circumstances, that membership on the Committee by the director is required by the best interests of the Company and its stockholders, and the Board discloses, in the Company's next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. Such person must satisfy the independence requirements set forth in Section 10A(m)(3) of the Exchange Act, and may not chair the Committee. The use of this "exceptional and limited circumstances" exception, as well as the nature of the individual's relationship to the company and the basis for the board's determination, shall be disclosed in the annual proxy statement.

      In addition, and subject to Applicable Exchange Requirements, if a member of the Committee ceases to be independent for reasons outside the member's reasonable control, his membership on the Committee may continue until the earlier of the Company's next annual shareholders' meeting or one year from the occurrence of the event that caused the failure to qualify as independent. If the Company is not already relying on this provision, and falls out of compliance with the requirements regarding Committee composition due to a single vacancy on the Committee, then the Company will have until the earlier of the next annual shareholders' meeting or one year from the occurrence of the event that caused the failure to comply with this requirement and subject to Applicable Exchange Requirements. The Company shall provide notice to any applicable stock exchange or stock market immediately upon learning of the event or circumstance that caused the non-compliance, if it expects to rely on either of these provisions for a cure period.

      3. Selection, Removal and Vacancies. The members of the Committee shall be appointed annually by the Board and shall serve until their respective successors are duly appointed, or until their earlier death, resignation or removal. Members of the Committee may be removed by the Board at any time, with or without cause, and shall be deemed to be automatically removed if they fail to meet the requirements and qualifications set forth in this Charter. Vacancies on the Committee shall be filled by the Board.

      4. Chairman. The Chairman of the Committee shall be appointed by the Board, provided that if the Board fails to make such appointment, then the members of the Committee may elect a Chairman of the Committee by majority vote of the members of the Committee.

      5. Subcommittees. The Committee may form and delegate authority to one or more subcommittees as it deems appropriate from time to time. Each such subcommittee shall consist of one or more members of the Committee. Any such subcommittee shall be formed and operate in compliance with any Applicable Exchange Requirements.

      6. Compensation. The compensation of Committee members shall be as determined by the Board. No member of the Committee may accept, directly or indirectly, any compensation from the Company, other than fees paid for services as a member of the Board or a committee of the Board.

MEETINGS AND PROCEDURES

      1. Frequency of Meetings. The Committee shall meet (in person or by telephone) as often as it deems necessary or appropriate in order to perform its responsibilities, but not less than quarterly. The Committee shall meet periodically with management, the internal accountants and the independent auditors in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately. The Committee shall meet quarterly with the independent auditors and management to review the Company's quarterly financial statements, and the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61, prior to the filing of the Quarterly Report on Form 10-Q or prior to the release of earnings reports.

      2. Meeting Formalities. A majority of the members of the Committee shall constitute a quorum for a meeting. When a quorum is present, the act of a majority of the members of the Committee present at a meeting shall constitute the act of the Committee. The Committee may take actions by unanimous written consent of its members in lieu of a meeting. The Chairman of the Board, the Chief Executive Officer of the Company (if different), the Chairman of the Committee, the Board, any two members of the Committee, or the Chief Financial Officer of the Company may call meetings of the Committee. The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

      3. Taking Action by Unanimous Written Consents in Lieu of Meetings. The Committee may take actions by unanimous written consent of its members in lieu of a meeting.

      4. Rules of Procedure. The Committee may from time to time establish and modify its own rules of procedure, provided such rules are consistent with this Charter.

      5. Reports to Board. The Committee shall provide regular reports to the Board with respect to its meetings.

      6. Attendance of Company Representatives. The Committee may request that any director, officer or employee of the Company, or any other persons whose advice and counsel are sought by the Committee, such as the Company's outside counsel or independent auditors, attend any meeting of the Committee or meet with any members of, or consultants to or advisors of, the Committee.

      7. Charter. The Committee shall annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

AUTHORITY AND RESOURCES

      1. Generally. The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities.

      2. Access to Company Property. The Committee shall have full access to all Company books, records, facilities, personnel and outside advisors.

      3. Independent Advisors. The Committee shall have the authority, without further action by the Board, to engage to retain independent legal counsel, accounting or other consultants or experts as it deems necessary or appropriate to advise the Committee and to assist the Committee in the fulfillment of its responsibilities and duties, at the Company's expense. The Committee may also utilize the services of the Company's regular counsel and other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisors engaged by the Committee.

      4. Investigations. The Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered, without further action by the Board, to retain independent counsel, accountants or other advisors as the Committee deems necessary or appropriate to advise the Committee and to assist the Committee in any investigation or in the performance of its functions and duties, at the Company's expense. The Committee shall have full access to all Company books, records, facilities, personnel and outside advisors.

RESPONSIBILITIES AND DUTIES

      To fulfill its responsibilities and duties, the Committee shall:

      A.    FINANCIAL STATEMENTS AND DISCLOSURE

            1. Review and discuss with management, the internal accountants and the independent auditors (i) the Company's audited annual financial statements, including the related notes thereto,
                  (ii) the independent auditors' report thereon, and (iii) the Company's disclosures with respect thereto under "Management's Discussion and Analysis of Financial Condition and Results of Operations", and recommend to the Board whether the annual financial statements of the Company should be included in the Company's Annual Report on Form 10-K, prior to filing the Annual Report on Form 10-K and publicly releasing annual earnings.

            2. Review and discuss with management, the internal accountants and the independent auditors the Company's quarterly financial statements, including the related notes thereto, and the Company's disclosures with respect thereto under "Management's Discussion and Analysis of Financial Condition and Results of Operations", prior to filing the Quarterly Report on Form 10-Q and publicly releasing quarterly earnings.

            3. Review and discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP financial information and earnings guidance, prior to public disclosure thereof.

            4. Review and discuss with management, the internal accountants and the independent auditors, and the Company's counsel, as appropriate, any legal and regulatory matters that may have a material impact on the Company's financial statements.

            5. Review and discuss with management, the internal accountants and the independent auditors any significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements including any significant changes in the selection or application of accounting principles.

            6. Review and discuss with management, the internal accountants and the independent auditors any off-balance sheet transactions, special purpose entities and transactions with affiliated companies.

      B.    INDEPENDENT AUDITORS

            1. Have the sole authority and responsibility for the appointment, setting of compensation and other engagement terms, oversight and evaluation of performance and, where appropriate, termination and replacement of the independent auditors.

            2. Have the sole authority and responsibility to pre-approve all audit and permissible non-audit services to be provided to the Company by the independent auditors, including the fees and terms of all audit and non-audit services (except for permitted de minimus non-audit services) by the independent auditors, in each case as may be permissible and compatible with the independence of the independent auditors.

            3. Meet with the independent auditors prior to the audit to discuss the planning and staffing of the audit.

            4.    Evaluate the performance of the independent auditors.

            5. Review and discuss with management, the internal accountants and the independent auditors (i) any significant risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies, and (ii) any significant audit findings identified by the independent auditors.

            6. Be available during the course of the audit or at other times discuss any matters that might affect the financial statements, internal controls or other financial aspects of the operations of the Company.

            7. Receive copies of the annual comments from the independent auditors on accounting procedures and systems of control, subsequent to the completion of the audit, and review with the independent auditors any questions, comments or suggestions they may have relating to the internal controls, accounting practices or procedures of the Company.

            8. On an annual basis, obtain from and review with the independent auditors written disclosure delineating all relationships between the independent auditors and the Company and its affiliates and their potential impact on independence, including the written disclosure and letter required by Independence Standards Board ("ISB") Standard No. 1, as it may be modified or supplemented, and discuss with the independent auditors any relationships or services disclosed in this letter that may impact their independence.

            9. On an annual basis, obtain from and review with the independent auditors a report regarding: (i) the independent auditors' internal quality control procedures, (ii) any material issues raised by the most recent quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the independent auditors, and (iii) any steps taken to deal with any such issues.

            10. Inform the independent auditors that they are ultimately accountable to the Committee.

            11. Periodically discuss with the independent auditors out of the presence of management the Company's internal controls, including their recommendations, if any, for improvements in the Company's internal controls and the implementation of such recommendations, the fullness and accuracy of the Company's financial statement and the other matters required to be discussed by SAS No. 61, as it may be modified or supplemented, and information that would be required to be disclosed by generally accounting auditing standards ("GAAS").

            12. Recommend to the Board policies for the hiring by the Company of any employees or former employees of the independent auditors.

            13. Oversee the rotation of the lead audit partner as and when that rotation is required to occur and consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditors on a regular basis.

      C.    INTERNAL CONTROLS AND PROCESSES

            1. Review and discuss with the independent auditors, the internal accountants and management (i) the adequacy of the Company's system of internal controls and the process designed to ensure compliance with SEC reporting requirements and with other applicable laws and regulations, (ii) any special steps adopted in light of material control deficiencies, and (iii) policies and procedures with respect to internal auditing and financial and accounting controls.

            2. Review and discuss with management, the internal accountants and the independent auditors the Company's report on internal control over financial reporting and the independent auditor's attestation of the report prior to the filing of the Company's Annual Report on Form 10-K, when such requirement becomes applicable to the Company.

            3. Meet at least annually with the Company's management and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believes should be discussed confidentially.

            4. In consultation with the independent auditors, review the integrity and quality of the Company's financial reporting processes, both internal and external, and the independent auditor's perception of the Company's financial and accounting personnel.

            5. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied and significant judgments affecting its financial reporting.

            6. Review and attempt to resolve any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

            7. Consider and recommend to the Board, if appropriate, major changes to the Company's financial reporting, auditing and accounting principles and practices as suggested by the independent auditors or management.

            8. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

            9. Review the certifications filed with or furnished to the SEC by the Company's Chief Executive Officer and Chief Financial Officer, and discuss and address (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data, and (ii) any fraud, whether or not material, that involved management or other employees who have a significant role in internal controls.

            10. Review and, as the Committee deems appropriate, discuss with the independent auditors and management (i) the appointment and performance of the principal accounting officer, (ii) the significant reports to management prepared by the internal accounting staff, and management's responses thereto, and
                  (iii) the internal accounting staff responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

      D.    OTHER RESPONSIBILITIES

            1. Prepare, in accordance with the rules and regulations promulgated by the SEC and applicable thereto, the Committee's Report for inclusion in the Company's proxy statement for its annual meeting of stockholders, and state therein whether, based on its review and discussions, the Committee recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year.

            2. Conduct or authorize investigations into any matters within its scope of responsibilities and utilizing the assistance of independent counsel, accountants, or others as it may, in its sole discretion, determine to be advisable.

            3. Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

            4. Perform any other activities consistent with this Charter, the Company's By-Laws and applicable law, as the Committee or the Board deems necessary or appropriate.

LIMITATIONS ON RESPONSIBILITY AND DUTIES

      The Committee's responsibility is oversight. The Company's management is responsible for the preparation, presentation and integrity of the Company's financial statements. The Company's independent auditors are responsible for planning and conducting an annual audit of the Company's annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles ("GAAP") and reviewing the Company's quarterly financial statements. While the Committee has the responsibilities and duties set forth in this Charter, its members are not auditors or certifiers of the Company's financial statements, and it is not the duty of the Committee (i) to prepare financial statements, (ii) to plan or conduct audits, or (iii) to determine that the Company's financial statements are complete and accurate and in accordance with GAAP and other applicable rules and regulations, which are the responsibility of the Company's management and independent auditors. The members of the Committee are entitled to rely, to the fullest extent permitted by law, on the integrity of those persons within and outside the Company from whom he or she receives information, and the accuracy of the financial and other information provided to the Committee by such persons.

PROXY -- METRETEK TECHNOLOGIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 6, 2005

The undersigned stockholder of Metretek Technologies, Inc., a Delaware corporation (the "Company"), hereby appoints W. Phillip Marcum and A. Bradley Gabbard, or either of them, with full power and substitution, as proxy or proxies of the undersigned, to represent the undersigned, and to exercise all the powers that the undersigned would have if personally present to act and to vote all of the shares of the Company that the undersigned is entitled to vote, at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") called to be held on Monday, June 6, 2005, at 9:00 a.m. at The Warwick Hotel, 1776 Grant Street, Denver, Colorado, and at any adjournments or postponements thereof, as indicated on the reverse.

The shares represented by this proxy card when properly executed will be voted as specified. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR ITEMS 1 AND 2 AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. All proxies previously given are hereby revoked. Receipt of the accompanying Proxy Statement is hereby acknowledged.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED SELF-ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

A.  ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING NOMINEES:

1. To elect two (2) directors of the Company, each to serve for a term of three years and until his successor is duly elected and qualified.

      A. Bradley Gabbard      [ ] FOR  [ ] WITHHOLD

      Kevin P. Collins        [ ] FOR  [ ] WITHHOLD

B.  ISSUE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

2. To ratify the appointment of Hein & Associates LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005.

                                   [ ] FOR       [ ] AGAINST      [ ] ABSTAIN

3. In their discretion, the proxies are authorized to take action and to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Please check this box if you are planning to attend the Annual Meeting of
Stockholders.                      [ ]

C. AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

INSTRUCTIONS: Please sign exactly as your name appears on the label above and return this proxy card promptly in the accompanying envelope. When shares are held by joint tenants, both should sign. When shares are held in the name of a corporation, partnership, limited liability company or other entity, please sign the full entity name by an authorized officer, partner, manager, member or other authorized person. When signing as attorney, executor, administrator, trustee, guardian or in any other representative capacity, please give your full title as such.

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
Signature 1 -- Please keep signature within the box   Signature 2 -- Please keep signature within the box   Date(mm/dd/yy)

[                    ]                                [                     ]                               [           ]
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